UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/12

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

International

Equity Fund

SEMIANNUAL REPORT March 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Information About the Renewal of the
Fund’s Investment Advisory Agreement

FOR MORE INFORMATION

Back Cover

Dreyfus
International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus International Equity Fund covers the six-month period from October 1, 2011, through March 31, 2012.

International stock markets had faltered just prior to the reporting period in the midst of heightened volatility stemming from adverse macroeconomic developments ranging from the resurgence of a sovereign debt crisis in Europe to fears of a slowdown in China. Fortunately, better economic news in October helped to reverse the trend, and improving economic fundamentals during the first quarter of 2012 sparked steep rallies in many global equity markets as China appeared headed for a soft landing and European policymakers made credible progress toward resolving the region’s debt problems.

Our economic forecast calls for sluggish growth for the global economy over the remainder of 2012, but with sharp differences among individual markets. Accommodative monetary policies throughout the world should help avoid a full-blown global recession, but risks remain with regard to financial stresses in Europe, the Chinese property market and oil supply vulnerabilities in the Middle East. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through March 31, 2012, as provided by Sean P. Fitzgibbon and Mark Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2012, Dreyfus International Equity Fund’s Class A shares produced a total return of 18.12%, Class C shares returned 17.68% and Class I shares returned 18.29%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 14.56% for the same period.2 Stock markets throughout much of the world rebounded sharply during the reporting period when fears of global financial instability eased and investors looked forward to better economic conditions.The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the consumer discretionary and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 25% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued as measured by their price/earnings ratios, and that may have value and/or growth characteristics.We employ a “bottom-up” investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Improving Fundamentals Buoyed Investor Sentiment

When the reporting period began, global equity markets were reeling from the impact of a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, uncertainties regarding

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the strength and sustainability of the U.S. economy, and worries that inflation-fighting measures in China might dampen the region’s previously high growth rate.These concerns caused investors to flock to traditional safe havens, often regardless of their underlying valuations. In addition, investors had reduced their earnings expectations, and the stocks of many fundamentally sound companies were available at relatively attractive prices at the start of the reporting period.

Fortunately, most of investors’ concerns did not materialize.After a series of volatile swings during the fall of 2011, international equity markets advanced steadily from late December through the end of the reporting period.The market was bolstered by credible measures to address the debt crisis in Europe, encouraging U.S. economic news, and signs of lower inflation and continued growth in China and other emerging markets.

Stock Selections Supported Strong Relative Results

Our investment process proved particularly effective in the consumer discretionary sector during the reporting period. We believed that German broadcaster ProSiebenSat.1 Media and tire producer Continental had been unfairly punished during the 2011 downturn, and we were pleased when the stocks rebounded strongly. In Japan, Fuji Heavy Industries, manufacturer of Subaru automobiles, advanced as it ramped up production and gained market share after the 2011 earthquake and tsunami. Winners in the telecommunications services sector included the United Kingdom’s BT Group, which gained value due to a shift in emphasis toward technology consulting, a high dividend yield and reduced pension pressures. The fund also benefited by not owning Spanish carrier Telefonica, which suffered amid worries about the potential effects of the European debt crisis on Spanish businesses.

From a country perspective, the United Kingdom helped boost the fund’s relative performance, primarily due to good results from financial, consumer discretionary and materials companies. For example, investment manager Aberdeen Asset Management saw inflows to its emerging-markets equity funds, and advertising conglomerate WPP rallied as the global economy improved.

The fund achieved less impressive results in the health care sector, where drug developer Mitsubishi Tanabe Pharma was hurt by disappointing sales of its multiple sclerosis treatment, Gilenya, and Miraca Holdings fell out of favor when investors turned their attention to more speculative

4

market sectors. In the consumer staples sector, Japanese food producer Toyo Suisan Kaisha also trailed market averages as a result of its defensive characteristics. Indeed, Japan ranked as the greatest laggard on a country basis over the reporting period.

Finding Attractive Opportunities Throughout the World

As of the reporting period’s end, we were encouraged by clear evidence that investors have been paying greater attention to the company fundamentals that lie at the heart of our stock selection process. Moreover, stocks have remained attractively valued compared to bonds, corporations have ample cash on their balance sheets for shareholder-friendly activities, and momentum factors appear to be gaining traction. Consequently, we have maintained overweighted exposure to the consumer discretionary, information technology and energy sectors, but we have found fewer opportunities meeting our criteria in the telecommunications services and utilities sectors.

April 16, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC.
Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from October 1, 2011 to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$10.34	$4.64
Ending value (after expenses)	$1,181.20	$1,176.80	$1,182.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended March 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.65	$9.57	$4.29
Ending value (after expenses)	$1,019.40	$1,015.50	$1,020.75

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, and .85%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2012 (Unaudited)

Common Stocks—94.6%	Shares	Value ($)
Australia—7.5%
Atlas Iron	404,260	1,206,009
Australia & New Zealand Banking Group	43,980	1,059,649
Coca-Cola Amatil	132,220	1,707,894
Commonwealth Bank of Australia	39,230	2,035,885
Dexus Property Group	1,763,790	1,589,510
Rio Tinto	28,530	1,932,755
Spark Infrastructure Group	1,061,020	1,643,092
Stockland	337,740	1,028,554
UGL	67,230	919,251
		13,122,599
Finland—1.0%
Sampo, Cl. A	62,110	1,795,068
France—7.4%
Arkema	14,030	1,307,401
BNP Paribas	14,957	709,659
Fonciere Des Regions	16,190	1,300,529
L’Oreal	13,430	1,656,651
Sanofi	60,130	4,669,801
Technip	14,620	1,722,328
Total	29,902	1,525,030
		12,891,399
Germany—6.9%
Bayer	23,870	1,679,008
Continental	19,590[a]	1,849,030
Deutsche Lufthansa	70,000	979,808
Fresenius & Co.	20,330	2,084,815
Gerresheimer	28,270	1,236,688
Hannover Rueckversicherung	36,200	2,150,399
SAP	29,350	2,049,595
		12,029,343

TheFund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong—.8%
SJM Holdings	701,000	1,426,274
Italy—2.7%
Atlantia	51,160	849,494
Telecom Italia	3,267,170	3,884,664
		4,734,158
Japan—20.6%
Asahi Kasei	112,000	691,458
Astellas Pharma	23,900	981,757
CAPCOM	84,100	1,921,386
Daito Trust Construction	29,300	2,630,168
DeNA	25,600	709,204
Fuji Heavy Industries	378,000	3,036,970
Gree	35,000	883,351
Hitachi	413,000	2,649,547
Hitachi Chemical	78,700	1,416,733
INPEX	189	1,276,441
Keihin	101,400	1,876,825
Miraca Holdings	21,000	819,500
Mitsubishi	87,700	2,034,360
Mitsubishi Electric	172,000	1,521,131
Murata Manufacturing	26,100	1,546,702
Nihon Kohden	28,000	749,644
Nippon Shokubai	77,000	892,147
NTN	487,000	2,059,321
Sega Sammy Holdings	80,900	1,694,824
Softbank	35,500	1,049,517
Sumitomo Mitsui Financial Group	43,200	1,421,211
Sumitomo Mitsui Trust Holdings	538,600	1,717,898
Toyo Suisan Kaisha	92,000	2,388,643
		35,968,738
Macau—.3%
Sands China	144,400	564,357

8

Common Stocks (continued)	Shares	Value ($)
Netherlands—5.5%
ING Groep	283,340[a]	2,360,694
Koninklijke Philips Electronics	92,060	1,866,272
Nutreco	12,870	925,526
STMicroelectronics	207,060	1,692,016
Unilever	77,960	2,652,942
		9,497,450
Norway—1.2%
TGS Nopec Geophysical	75,450	2,068,176
Portugal—.7%
Jeronimo Martins	64,160[a]	1,307,091
Spain—2.2%
Inditex	10,110	968,405
Red Electrica	18,670	913,592
Repsol	75,150	1,885,290
		3,767,287
Sweden—2.7%
Autoliv, SDR	21,770	1,456,094
Volvo, Cl. B	222,920	3,248,207
		4,704,301
Switzerland—7.5%
ABB	143,860[a]	2,951,465
Adecco	36,670[a]	1,921,448
Cie Financiere Richemont, Cl. A	14,990	939,885
Nestle	25,867	1,627,612
Partners Group Holding	8,820	1,720,618
Syngenta	4,730[a]	1,635,353
Zurich Financial Services	8,210[a]	2,206,432
		13,002,813
United Arab Emirates—1.1%
Dragon Oil	188,670	1,883,079
United Kingdom—24.0%
Aberdeen Asset Management	450,310	1,851,082

TheFund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Barclays	667,770		2,512,682
BHP Billiton	41,850		1,276,853
British American Tobacco	65,670		3,309,234
BT Group	503,310		1,822,607
Burberry Group	38,280		916,589
Centrica	302,790		1,532,354
Diageo	55,790		1,340,763
Experian	168,970		2,633,737
GlaxoSmithKline	86,050		1,922,086
Kingfisher	344,580		1,690,382
Legal & General Group	499,820		1,044,889
Lloyds Banking Group	3,740,550	[a]	2,010,576
Old Mutual	527,090		1,337,116
Rexam	252,440		1,728,560
Rio Tinto	67,730		3,733,167
Royal Bank of Scotland Group	4,848,700	[a]	2,143,603
Royal Dutch Shell, Cl. A	2,175		75,961
Royal Dutch Shell, Cl. B	153,060		5,384,764
SABMiller	33,280		1,335,831
Unilever	35,970		1,187,493
WPP	71,800		981,336
			41,771,665
United States—2.5%
iShares MSCI EAFE Index Fund	77,920		4,277,029
Total Common Stocks
(cost $157,111,080)			164,810,827

Preferred Stocks—1.8%
Germany
ProSiebenSat.1 Media
(cost $3,267,026)	123,720		3,179,669

10

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,311,783)	1,311,783[b]	1,311,783

Total Investments (cost $161,689,889)	97.2%	169,302,279
Cash and Receivables (Net)	2.8%	4,813,927
Net Assets	100.0%	174,116,206

SDR—Swedish Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	18.4	Information Technology	7.2
Consumer Discretionary	15.9	Telecommunication Services	3.3
Consumer Staples	11.1	Exchange Traded Funds	2.4
Industrial	9.5	Utilities	2.3
Energy	9.1	Money Market Investment	.8
Materials	9.1
Health Care	8.1		97.2

† Based on net assets.
See notes to financial statements.

TheFund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		160,378,106	167,990,496
Affiliated issuers		1,311,783	1,311,783
Cash			3,775,866
Cash denominated in foreign currencies		256,958	259,107
Dividends receivable			996,103
Receivable for shares of Beneficial Interest subscribed			902
Prepaid expenses			34,369
			174,368,626
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)			125,989
Payable for shares of Beneficial Interest redeemed			56,180
Accrued expenses			70,251
			252,420
Net Assets ($)			174,116,206
Composition of Net Assets ($):
Paid-in capital			249,035,666
Accumulated undistributed investment income—net			324,934
Accumulated net realized gain (loss) on investments			(82,865,567)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			7,621,173
Net Assets ($)			174,116,206

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	39,648,147	5,234,181	129,233,878
Shares Outstanding	1,462,783	191,601	4,752,595
Net Asset Value Per Share ($)	27.10	27.32	27.19

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $98,664 foreign taxes withheld at source):
Unaffiliated issuers	1,855,533
Affiliated issuers	343
Total Income	1,855,876
Expenses:
Investment advisory fee—Note 3(a)	652,503
Shareholder servicing costs—Note 3(c)	113,404
Administration fee—Note 3(a)	81,563
Professional fees	52,354
Custodian fees—Note 3(c)	33,543
Registration fees	26,458
Distribution fees—Note 3(b)	22,626
Prospectus and shareholders’ reports	10,517
Trustees’ fees and expenses—Note 3(d)	9,629
Loan commitment fees—Note 2	1,034
Interest expense—Note 2	989
Miscellaneous	12,219
Total Expenses	1,016,839
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(236,827)
Less—reduction in fees due to earnings credits—Note 3(c)	(72)
Net Expenses	779,940
Investment Income—Net	1,075,936
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,103,110)
Net realized gain (loss) on forward foreign currency exchange contracts	25,294
Net Realized Gain (Loss)	(1,077,816)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	26,808,406
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(2,447)
Net Unrealized Appreciation (Depreciation)	26,805,959
Net Realized and Unrealized Gain (Loss) on Investments	25,728,143
Net Increase in Net Assets Resulting from Operations	26,804,079

See notes to financial statements.

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)[a]	September 30, 2011
Operations ($):
Investment income—net	1,075,936	3,720,015
Net realized gain (loss) on investments	(1,077,816)	8,551,088
Net unrealized appreciation
(depreciation) on investments	26,805,959	(31,278,790)
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,804,079	(19,007,687)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(730,805)	(1,234,422)
Class B Shares	(225)	(20,226)
Class C Shares	(49,228)	(94,023)
Class I Shares	(2,819,907)	(2,051,598)
Total Dividends	(3,600,165)	(3,400,269)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,777,692	3,279,082
Class B Shares	2,309	4,785
Class C Shares	163,627	844,584
Class I Shares	11,015,876	55,172,018
Dividends reinvested:
Class A Shares	679,646	1,162,122
Class B Shares	176	15,031
Class C Shares	28,394	51,936
Class I Shares	2,819,186	2,051,056
Cost of shares redeemed:
Class A Shares	(5,950,418)	(22,649,461)
Class B Shares	(1,088,963)	(970,529)
Class C Shares	(1,112,916)	(3,087,717)
Class I Shares	(12,716,447)	(4,620,606)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,381,838)	31,252,301
Total Increase (Decrease) in Net Assets	18,822,076	8,844,345
Net Assets ($):
Beginning of Period	155,294,130	146,449,785
End of Period	174,116,206	155,294,130
Undistributed investment income—net	324,934	2,849,163

14

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)[a]	September 30, 2011
Capital Share Transactions:
Class Ab
Shares sold	69,507	115,382
Shares issued for dividends reinvested	29,119	42,244
Shares redeemed	(232,573)	(786,244)
Net Increase (Decrease) in Shares Outstanding	(133,947)	(628,618)
Class Bb
Shares sold	87	145
Shares issued for dividends reinvested	7	545
Shares redeemed	(41,490)	(34,604)
Net Increase (Decrease) in Shares Outstanding	(41,396)	(33,914)
Class C
Shares sold	6,466	29,271
Shares issued for dividends reinvested	1,204	1,875
Shares redeemed	(44,262)	(108,103)
Net Increase (Decrease) in Shares Outstanding	(36,592)	(76,957)
Class I
Shares sold	414,094	1,888,349
Shares issued for dividends reinvested	120,375	74,179
Shares redeemed	(513,596)	(173,146)
Net Increase (Decrease) in Shares Outstanding	20,873	1,789,382

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended March 31, 2012, 9,179 Class B shares representing $242,940 were automatically converted to 9,256 Class A shares and during the period ended September 30, 2011, 5,663 Class B shares representing $161,750 were automatically converted to 5,654 Class A shares.

See notes to financial statements.

TheFund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2012			Year Ended September 30,
Class A Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	23.42	26.30	26.36	29.26	48.76	40.05
Investment Operations:
Investment income—net[a]	.14	.52	.42	.45	.77	.63
Net realized and unrealized
gain (loss) on investments	4.02	(2.81)	.06	(2.11)	(16.45)	8.81
Total from Investment Operations	4.16	(2.29)	.48	(1.66)	(15.68)	9.44
Distributions:
Dividends from
investment income—net	(.48)	(.59)	(.54)	(1.24)	(.67)	(.28)
Dividends from net realized
gain on investments	—	—	—	—	(3.15)	(.45)
Total Distributions	(.48)	(.59)	(.54)	(1.24)	(3.82)	(.73)
Net asset value, end of period	27.10	23.42	26.30	26.36	29.26	48.76
Total Return (%)[b]	18.12[c]	(9.06)	1.84	(4.73)	(34.53)	23.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.53[d]	1.50	1.64	1.84	1.57	1.27[e]
Ratio of net expenses
to average net assets	1.12[d]	1.12	1.12	1.12	1.12	1.19[e]
Ratio of net investment income
to average net assets	1.13[d]	1.86	1.65	2.12	1.90	1.37[e]
Portfolio Turnover Rate	30.27[c]	89.90	86.84	160.27	117.20	18.76[c,f]
Net Assets, end of period
($ x 1,000)	39,648	37,389	58,526	77,775	129,886	286,373

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007, the ratios include the fund’s share of The Boston Company
International Core Equity Portfolio’s (the “Portfolio”) allocated income and expenses.
f For the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

16

Six Months Ended
March 31, 2012			Year Ended September 30,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	23.44	26.30	26.34	28.82	47.81	39.40
Investment Operations:
Investment income—net[a]	.04	.33	.22	.27	.37	.23
Net realized and unrealized
gain (loss) on investments	4.07	(2.85)	.06	(2.02)	(16.14)	8.71
Total from Investment Operations	4.11	(2.52)	.28	(1.75)	(15.77)	8.94
Distributions:
Dividends from
investment income—net	(.23)	(.34)	(.32)	(.73)	(.07)	(.08)
Dividends from net realized
gain on investments	—	—	—	—	(3.15)	(.45)
Total Distributions	(.23)	(.34)	(.32)	(.73)	(3.22)	(.53)
Net asset value, end of period	27.32	23.44	26.30	26.34	28.82	47.81
Total Return (%)[b]	17.68[c]	(9.78)	1.03	(5.54)	(35.04)	22.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.34[d]	2.27	2.46	2.62	2.30	1.99[e]
Ratio of net expenses
to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.96[e]
Ratio of net investment income
to average net assets	.34[d]	1.16	.87	1.28	.93	.51[e]
Portfolio Turnover Rate	30.27[c]	89.90	86.84	160.27	117.20	18.76[c,f]
Net Assets, end of period
($ x 1,000)	5,234	5,348	8,025	10,848	19,529	66,102

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007, the ratios include the fund’s share of The Boston Company
International Core Equity Portfolio’s (the “Portfolio”) allocated income and expenses.
f For the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2012			Year Ended September 30,
Class I Shares	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	23.58	26.49	26.60	29.73	49.50	40.57
Investment Operations:
Investment income—net[b]	.18	.68	.55	.58	.54	.76
Net realized and unrealized
gain (loss) on investments	4.04	(2.93)	.00[c]	(2.27)	(16.37)	8.94
Total from Investment Operations	4.22	(2.25)	.55	(1.69)	(15.83)	9.70
Distributions:
Dividends from
investment income—net	(.61)	(.66)	(.66)	(1.44)	(.79)	(.32)
Dividends from net realized
gain on investments	—	—	—	—	(3.15)	(.45)
Total Distributions	(.61)	(.66)	(.66)	(1.44)	(3.94)	(.77)
Net asset value, end of period	27.19	23.58	26.49	26.60	29.73	49.50
Total Return (%)	18.29[d]	(8.86)	2.06	(4.62)	(34.34)	24.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09[e]	1.08	1.20	1.26	1.19	.93[f]
Ratio of net expenses
to average net assets	.85[e]	.85	.85	.85	.85	.91[f]
Ratio of net investment income
to average net assets	1.43[e]	2.41	2.13	2.58	1.30	1.63[f]
Portfolio Turnover Rate	30.27[d]	89.90	86.84	160.27	117.20	18.76[d,g]
Net Assets, end of period
($ x 1,000)	129,234	111,593	77,931	31,317	2,350	15,515

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
f For the period from October 1, 2006 to July 31, 2007, the ratios include the fund’s share of The Boston Company
International Core Equity Portfolio’s (the “Portfolio”) allocated income and expenses.
g For the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Boston Company Asset Management, LLC (“TBCAM”) serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”) and an affiliate of TBCAM, serves as the fund’s Administrator.

Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheFund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	163,713,467	—	—	163,713,467
Mutual Funds/
Exchange
Traded Funds	5,588,812	—	—	5,588,812

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim

TheFund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

24

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	3/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,299,000		20,682,703	20,669,920	1,311,783.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

TheFund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each of the tax years in the three-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $80,833,240 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2011. If not applied, $32,961,104 of the carryover expires in fiscal 2017 and $47,872,136 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2011 was as follows: ordinary income $3,400,269. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each

26

Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2012, was approximately $160,100 with a related weighted average annualized interest rate of 1.24%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. During the period ended March 31, 2012, the fund was charged $81,563 pursuant to the administration agreement.

Dreyfus and TBCAM have contractually agreed, to assume the expenses of Class A, C and I shares and had agreed to assume the expenses of Class B shares so that such expenses of the fund’s Class A, B, C and I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.95%, 1.90% and .85%, respectively, of the value of such class’ average daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $236,827 during the period ended March 31, 2012.

TheFund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2012, the Distributor retained $236 from commissions earned on sales of the fund’s Class A shares and $335 and $78 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2012, Class B and Class C shares were charged $2,527 and $20,099, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2012, Class A, Class B and Class C shares were charged $48,795, $842 and $6,700, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2012, the fund was charged $21,876 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

28

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2012, the fund was charged $2,858 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $72.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2012, the fund was charged $33,543 pursuant to the custody agreement.

During the period ended March 31, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $113,312, administration fees $14,164, Rule 12b-1 distribution plan fees $3,486, shareholder services plan fees $9,560, custodian fees $29,215, chief compliance officer fees $1,591 and transfer agency per account fees $7,616, which are offset against an expense reimbursement currently in effect in the amount of $52,955.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

TheFund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2012, amounted to $49,103,400 and $60,210,653, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At March 31, 2012, there were no forward contracts outstanding.

30

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2012:

Average Market Value ($)
Forward contracts	970,442

At March 31, 2012, accumulated net unrealized appreciation on investments was $7,612,390, consisting of $14,933,298 gross unrealized appreciation and $7,320,908 gross unrealized depreciation.

At March 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

TheFund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 7-8, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to whichTBCAM provides the fund with investment advisory services, and the fund’s separate Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ and TBCAM’s extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s bro-

32

kerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median and the Performance Universe median for the 1-year and 2-year periods, and below the Performance Group median and Performance Universe median for longer-term periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, noting that the fund’s return was higher than

TheFund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the return of the index in six of the past ten calendar years, including the last completed calendar year.The Board noted improvement in relative performance results over the past two years under the portfolio management group that assumed responsibility for managing the fund in the first quarter of 2010.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and the Expense Universe median, and that the fund’s actual total expenses were below the Expense Group median and the Expense Universe median. Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed, with respect to each class of the fund, to waive receipt of its fees and/or assume the expenses of the class so that annual direct operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary taxes) do not exceed 1.12% for Class A, 1.95% for Class B, 1.90% for Class C. and .85% for Class I of the applicable class’ average daily net assets until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by Similar Funds and by Similar Accounts, and explained the nature of the Similar Funds and the Similar Accounts. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. Dreyfus’ representatives advised the Board that the investment advisory fee rates for the TBCAM-managed separate accounts reflected TBCAM’s independent pricing and cost structures.The Board considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s investment advisory fee.

34

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset

TheFund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

level. The Board also considered potential benefits to TBCAM from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Administration Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It was noted that the profitability percentage for Dreyfus was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

Profitability percentages with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that TBCAM only has served as the fund’s investment adviser since August 1, 2007, during which time TBCAM has waived receipt of a significant portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory and Administration Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the ser- vices provided byTBCAM and Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the respective fee paid to TBCAM and Dreyfus was reasonable in light of the considerations described above.

36

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Investment Advisory and Administration Agreements each was in the best interests of the fund and its shareholders.

TheFund 37

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Small Cap

Equity Fund

SEMIANNUAL REPORT March 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
31	Information About the Renewal
of the Fund’s Investment Advisory
and Administration Agreements

FOR MORE INFORMATION

Back Cover

Dreyfus
Small Cap Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus Small Cap Equity Fund covers the six-month period from October 1, 2011, through March 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stock markets had faltered in the months prior to the reporting period, due primarily to the resurgence of a sovereign debt crisis in Europe and an unprecedented downgrade of long-term U.S. debt.These factors triggered a rally among traditional safe havens, while riskier assets such as stocks plunged. Fortunately, better economic news in the fall helped to reverse the downward trend, and improving economic fundamentals during the first quarter of 2012 sparked rallies in equity markets, enabling them to post significant gains for the reporting period overall.

Our economic forecast anticipates that the United States will continue to post better economic data than most of the rest of the developed world. An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from the ongoing European debt crisis and volatile energy prices.As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through March 31, 2012, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2012, Dreyfus Small Cap Equity Fund’s Class A shares produced a total return of 31.62%, Class C shares returned 31.08% and Class I shares returned 31.75%.1 The fund’s benchmark, the Russell 2500 Value Index (the “Index”), achieved a total return of 28.75% for the same period.2

Small-cap stocks rebounded sharply during the reporting period as a variety of macroeconomic concerns eased and investors grew more tolerant of risks. The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in eight of the 10 sectors represented in the Index.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in the stocks of small-cap U.S. companies.

We seek to identify companies with stocks trading at prices below their intrinsic values.We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that may trigger a price increase.

Improving Economic Fundamentals Buoyed U.S. Stocks

The reporting period began in the wake of pronounced market declines stemming from a number of macroeconomic concerns, including an

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt, the possibility that a sovereign debt crisis in Greece might spread to other members of the European Union and uncertainties regarding the strength and sustainability of the U.S. economic recovery.As a result, investors fled riskier assets in favor of traditional safe havens, and many stocks began the reporting period at relatively depressed levels.

Fortunately, most of the worries plaguing investors at the time failed to materialize. During the fall of 2011, European policymakers took credible steps toward addressing the region’s financial problems, and U.S. economic data showed clear signs of improvement, including robust manufacturing activity, rising employment and greater consumer confidence. In addition, corporate earnings reports generally were stronger than expected, and equity investors responded positively to more attractive valuations in the wake of the downturn.These positive developments lifted stock prices, including those of small-cap companies. The rally gathered momentum over the first quarter of 2012 as investors grew more tolerant of risks and shifted their attention from traditional safe havens to more speculative investments.

Stock Selection Strategy Boosted Relative Performance

Our value-oriented investment approach fared quite well in the improving market environment over the reporting period. Our stock selection strategy produced especially attractive results in the financials sector, where real estate investment trusts (REITs) and commercial banks buoyed returns compared to the benchmark. For example, hotel-oriented REIT DiamondRock Hospitality bounced back strongly from earlier weakness; commercial bank SVB Financial Group reported better-than-expected quarterly earnings on the strength of solid loan growth, rising fee income and deposit inflows; and regional bank Webster Financial posted strong earnings due to lower operating expenses and higher lending volumes amid improving credit conditions.

In the energy sector, equipment and services provider Oil States International saw its profit margin expand, primarily due to robust demand for its accommodations services business in the Canadian oil sands. Among industrial companies, aircraft parts designer Spirit Aerosystems Holdings saw orders rise as more airlines upgrade their aging fleets.

Disappointments during the reporting period were concentrated mainly in the consumer staples sector. Chicken producer Sanderson Farms was hurt by the dampening effects of higher feed costs on earnings, and baked goods maker Flowers Foods was hurt by higher commodity prices and weakness in its warehouse delivery segment.

Positioned for Domestic Growth

As of the reporting period’s end, we have been encouraged by signs of economic improvement in the United States, but we remain cautious regarding economic conditions overseas, particularly in Europe. Consequently, we have maintained the fund’s value-oriented investment posture with a focus on companies serving primarily domestic markets. We have found a number of opportunities among small-cap companies in the information technology sector, including those in the IT services and software categories. Conversely, we have identified fewer stocks meeting our investment criteria in the financials sector.

April 16, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset Management, LLC.
Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from October 1, 2011 to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.11	$12.88	$6.60
Ending value (after expenses)	$1,316.20	$1,310.80	$1,317.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.06	$11.23	$5.76
Ending value (after expenses)	$1,018.00	$1,013.85	$1,019.30

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.23% for Class C and 1.14%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2012 (Unaudited)

Common Stocks—99.4%	Shares		Value ($)
Consumer Discretionary—16.2%
American Eagle Outfitters	71,760		1,233,554
Brinker International	30,920		851,846
Brunswick	41,340		1,064,505
Chico’s FAS	88,350		1,334,085
Children’s Place Retail Stores	20,330 [a]		1,050,451
Dana Holding	77,610		1,202,955
DreamWorks Animation SKG, Cl. A	48,080 [a,b]		887,076
Express	53,180	[a]	1,328,436
Hyatt Hotels, Cl. A	23,060 [a]		985,123
International Game Technology	60,250		1,011,598
Lennar, Cl. A	52,490	[b]	1,426,678
Meredith	43,470	[b]	1,411,036
Saks	96,310	[a,b]	1,118,159
Thor Industries	39,530		1,247,567
Toll Brothers	64,890	[a]	1,556,711
Warnaco Group	15,160	[a]	885,344
Williams-Sonoma	26,340		987,223
WMS Industries	48,290	[a]	1,145,922
			20,728,269
Consumer Staples—3.4%
Casey’s General Stores	16,410		910,099
Flowers Foods	66,465		1,353,892
Ruddick	18,610		746,261
Sanderson Farms	26,450	[b]	1,402,643
			4,412,895
Energy—6.6%
Berry Petroleum, Cl. A	16,020		755,023
Cabot Oil & Gas	37,052		1,154,911
Cimarex Energy	14,610		1,102,617
McDermott International	97,930 [a]		1,254,483
Oceaneering International	26,340		1,419,463
Oil States International	19,510 [a]		1,522,951
Unit	27,490	[a]	1,175,472
			8,384,920

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares			Value ($)
Exchange Traded Funds—.7%
iShares Russell 2000 Value Index Fund	11,360	[b]		828,939
Financial—23.6%
BioMed Realty Trust	79,940		[c]	1,517,261
City National	36,587			1,919,720
Comerica	59,210			1,916,036
DCT Industrial Trust	217,480	[c]		1,283,132
DiamondRock Hospitality	145,326	[c]		1,495,405
Douglas Emmett	44,040	[c]		1,004,552
E*TRADE Financial	152,140	[a]		1,665,933
Fidelity National Financial, Cl. A	81,164			1,463,387
First Horizon National	174,815			1,814,580
Genworth Financial, Cl. A	70,780	[a]		588,890
Hancock Holding	29,960			1,063,880
Hospitality Properties Trust	48,240	[c]		1,276,913
Huntington Bancshares	202,540			1,306,383
Jefferies Group	34,010			640,748
LaSalle Hotel Properties	35,800	[c]		1,007,412
Lexington Realty Trust	104,160		[b,c]	936,398
ProAssurance	9,790			862,597
Protective Life	45,610			1,350,968
Raymond James Financial	51,390			1,877,277
SEI Investments	39,800			823,462
SVB Financial Group	25,060	[a]		1,612,360
W.R. Berkley	32,580			1,176,790
Webster Financial	71,990			1,632,013
				30,236,097
Health Care—6.0%
Haemonetics	16,040		[a]	1,117,667
Hologic	23,800		[a]	512,890
LifePoint Hospitals	28,360	[a]		1,118,518
Medicis Pharmaceutical, Cl. A	19,690			740,147
Mednax	25,250		[a]	1,877,842
PerkinElmer	23,220			642,265
Salix Pharmaceuticals	15,670	[a]		822,675
Universal Health Services, Cl. B	20,400			854,964
				7,686,968

Common Stocks (continued)	Shares		Value ($)
Industrial—12.9%
AGCO	24,290	[a]	1,146,731
Alaska Air Group	33,040	[a]	1,183,493
Armstrong World Industries	20,420		995,883
Atlas Air Worldwide Holdings	6,150 [a]		302,641
Avery Dennison	30,060		905,708
Brink’s	41,440		989,173
Carlisle	26,590		1,327,373
Clean Harbors	16,132	[a]	1,086,168
Equifax	25,930		1,147,662
FTI Consulting	26,400 [a]		990,528
GrafTech International	40,470 [a]		483,212
Herman Miller	45,030		1,033,889
Robert Half International	31,250		946,875
Snap-on	25,420		1,549,857
Spirit Aerosystems Holdings, Cl. A	96,990 [a]		2,372,375
			16,461,568
Information Technology—16.3%
ADTRAN	28,810		898,584
CACI International, Cl. A	10,360 [a]		645,324
CoreLogic	70,820	[a]	1,155,782
Cree	21,240	[a,b]	671,821
Cypress Semiconductor	52,160	[a]	815,261
FLIR Systems	32,420		820,550
Global Payments	21,430		1,017,925
Ingram Micro, Cl. A	51,900 [a]		963,264
Itron	20,320	[a]	922,731
Jack Henry & Associates	28,380		968,326
MAXIMUS	20,740		843,496
Netgear	22,510	[a]	859,882
ON Semiconductor	104,040	[a]	937,400
Parametric Technology	25,820	[a]	721,411
Polycom	57,650	[a]	1,099,386
Semtech	29,750	[a]	846,685
Skyworks Solutions	30,400	[a]	840,560
Synopsys	36,115	[a]	1,107,286
Take-Two Interactive Software	64,270 [a]		988,794

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Teradyne	53,330[a,b]		900,744
VeriFone Systems	36,570[a]		1,896,886
Vishay Intertechnology	71,570 [a]		870,291
			20,792,389
Materials—6.7%
Allegheny Technologies	28,360		1,167,581
Coeur d’Alene Mines	25,930[a]		615,578
Cytec Industries	27,010		1,641,938
Hecla Mining	115,340[b]		532,871
Louisiana-Pacific	137,270 [a]		1,283,474
MeadWestvaco	41,930		1,324,569
Packaging Corp. of America	44,300		1,310,837
Walter Energy	12,420		735,388
			8,612,236
Telecommunication Services—.7%
AboveNet	10,800[a]		894,240
Utilities—6.3%
Great Plains Energy	54,130		1,097,214
Hawaiian Electric Industries	63,540		1,610,739
MDU Resources Group	51,930		1,162,713
NiSource	36,680		893,158
Portland General Electric	41,560		1,038,169
UGI	47,470		1,293,558
WGL Holdings	24,620		1,002,034
			8,097,585
Total Common Stocks
(cost $114,723,796)			127,136,106

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $387,409)	387,409	[d]	387,409

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,153,354)	7,153,354[d]	7,153,354
Total Investments (cost $122,264,559)	105.3%	134,676,869
Liabilities, Less Cash and Receivables	(5.3%)	(6,730,445)
Net Assets	100.0%	127,946,424

a	Non-income producing security.
b	Security, or portion thereof, on loan.At March 31, 2012, the value of the fund’s securities on loan was $6,827,038 and the value of the collateral held by the fund was $7,153,354.
c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.6	Health Care	6.0
Information Technology	16.3	Money Market Investments	5.9
Consumer Discretionary	16.2	Consumer Staples	3.4
Industrial	12.9	Exchange Traded Funds	.7
Materials	6.7	Telecommunication Services	.7
Energy	6.6
Utilities	6.3		105.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including
Securities on loan, valued at $6,827,038)—Note 1(b):
Unaffiliated issuers		114,723,796	127,136,106
Affiliated issuers		7,540,763	7,540,763
Cash			93,202
Receivable for investment securities sold			1,242,260
Dividends and securities lending income receivable			325,961
Receivable for shares of Beneficial Interest subscribed			55,166
Prepaid expenses			36,685
			136,430,143
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)			105,540
Liability for securities on loan—Note 1(b)			7,153,354
Payable for investment securities purchased			1,080,790
Payable for shares of Beneficial Interest redeemed			32,539
Accrued expenses			111,496
			8,483,719
Net Assets ($)			127,946,424
Composition of Net Assets ($):
Paid-in capital			126,956,183
Accumulated undistributed investment income—net			318,732
Accumulated net realized gain (loss) on investments			(11,740,801)
Accumulated net unrealized appreciation
(depreciation) on investments			12,412,310
Net Assets ($)			127,946,424

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	53,082,775	11,802,225	63,061,424
Shares Outstanding	1,958,229	470,689	2,272,489
Net Asset Value Per Share ($)	27.11	25.07	27.75

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,213,592
Affiliated issuers	287
Income from securities lending—Note 1(b)	17,392
Total Income	1,231,271
Expenses:
Investment advisory fee—Note 3(a)	548,461
Shareholder servicing costs—Note 3(c)	248,472
Administration fee—Note 3(a)	68,558
Distribution fees—Note 3(b)	46,039
Professional fees	41,010
Registration fees	27,691
Custodian fees—Note 3(c)	14,894
Prospectus and shareholders’ reports	12,732
Trustees’ fees and expenses—Note 3(d)	11,485
Interest expense—Note 2	4,089
Loan commitment fees—Note 2	816
Miscellaneous	10,549
Total Expenses	1,034,796
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(123,284)
Less—reduction in fees due to earnings credits—Note 3(c)	(63)
Net Expenses	911,449
Investment Income—Net	319,822
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,190,386
Net unrealized appreciation (depreciation) on investments	27,442,349
Net Realized and Unrealized Gain (Loss) on Investments	38,632,735
Net Increase in Net Assets Resulting from Operations	38,952,557

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)[a]	September 30, 2011
Operations ($):
Investment income—net	319,822	66,146
Net realized gain (loss) on investments	11,190,386	7,912,158
Net unrealized appreciation
(depreciation) on investments	27,442,349	(22,651,410)
Net Increase (Decrease) in Net Assets
Resulting from Operations	38,952,557	(14,673,106)
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(109,624)	(8,901)
Net realized gain on investments:
Class A Shares	(4,601,198)	—
Class B Shares	(63,518)	—
Class C Shares	(1,146,302)	—
Class I Shares	(6,879,648)	—
Total Dividends	(12,800,290)	(8,901)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,829,808	12,866,064
Class B Shares	4,418	27,897
Class C Shares	595,878	1,014,246
Class I Shares	9,938,694	41,069,215
Dividends reinvested:
Class A Shares	4,267,499	—
Class B Shares	57,711	—
Class C Shares	910,871	—
Class I Shares	6,965,025	8,746
Cost of shares redeemed:
Class A Shares	(9,052,528)	(25,856,370)
Class B Shares	(918,204)	(1,131,420)
Class C Shares	(2,316,481)	(3,807,511)
Class I Shares	(59,159,974)	(29,678,016)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(44,877,283)	(5,487,149)
Total Increase (Decrease) in Net Assets	(18,725,016)	(20,169,156)
Net Assets ($):
Beginning of Period	146,671,440	166,840,596
End of Period	127,946,424	146,671,440
Undistributed investment income—net	318,732	108,534

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)[a]	September 30, 2011
Capital Share Transactions:
Class Ab
Shares sold	150,033	453,515
Shares issued for dividends reinvested	185,624	—
Shares redeemed	(353,846)	(926,430)
Net Increase (Decrease) in Shares Outstanding	(18,189)	(472,915)
Class Bb
Shares sold	207	1,011
Shares issued for dividends reinvested	2,708	—
Shares redeemed	(37,658)	(43,155)
Net Increase (Decrease) in Shares Outstanding	(34,743)	(42,144)
Class C
Shares sold	25,743	38,344
Shares issued for dividends reinvested	42,724	—
Shares redeemed	(96,216)	(146,526)
Net Increase (Decrease) in Shares Outstanding	(27,749)	(108,182)
Class I
Shares sold	384,383	1,460,941
Shares issued for dividends reinvested	296,132	288
Shares redeemed	(2,283,509)	(1,038,441)
Net Increase (Decrease) in Shares Outstanding	(1,602,994)	422,788

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended March 31, 2012, 14,640 Class B shares representing $357,225 were automatically converted to 13,579 Class A shares and during the period ended September 30, 2011, 18,121 Class B shares representing $482,883 were automatically converted to 17,032 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2012			Year Ended September 30,
Class A Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	22.79	25.23	22.84	24.48	32.64	30.49
Investment Operations:
Investment income (loss)—net[a]	.06	(.01)	(.00)[b]	.07	.19	.02
Net realized and unrealized
gain (loss) on investments	6.71	(2.43)	2.42	(1.60)	(4.61)	3.02
Total from Investment Operations	6.77	(2.44)	2.42	(1.53)	(4.42)	3.04
Distributions:
Dividends from
investment income—net	—	—	(.03)	(.11)	—	—
Dividends from net realized
gain on investments	(2.45)	—	—	—	(3.74)	(.89)
Total Distributions	(2.45)	—	(.03)	(.11)	(3.74)	(.89)
Net asset value, end of period	27.11	22.79	25.23	22.84	24.48	32.64
Total Return (%)[c]	31.62[d]	(9.67)	10.62	(6.11)	(14.59)	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57[e]	1.49	1.59	1.72	1.56	1.50[f]
Ratio of net expenses
to average net assets	1.40[e]	1.39	1.38	1.37	1.39	1.45[f]
Ratio of net investment income
(loss) to average net assets	.45[e]	(.05)	(.00)[g]	.35	.72	.06[f]
Portfolio Turnover Rate	57.51[d]	76.95	78.90	110.88	92.67	66.82[d,h]
Net Assets, end of period
($ x 1,000)	53,083	45,048	61,796	60,030	27,467	41,784

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f For the period from October 1, 2006 to July 31, 2007, the ratios include the fund’s share of The Boston Company
Small Cap Value Portfolio’s (the “Portfolio”) allocated income and expenses.
g Amount represents less than .01%.
h For the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

Six Months Ended
March 31, 2012			Year Ended September 30,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	21.33	23.80	21.69	23.23	31.41	29.60
Investment Operations:
Investment (loss)—net[a]	(.05)	(.22)	(.19)	(.09)	(.03)	(.24)
Net realized and unrealized
gain (loss) on investments	6.24	(2.25)	2.30	(1.45)	(4.41)	2.94
Total from Investment Operations	6.19	(2.47)	2.11	(1.54)	(4.44)	2.70
Distributions:
Dividends from net realized
gain on investments	(2.45)	—	—	—	(3.74)	(.89)
Net asset value, end of period	25.07	21.33	23.80	21.69	23.23	31.41
Total Return (%)[b]	31.08[c]	(10.38)	9.78	(6.67)	(15.29)	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.29[d]	2.19	2.24	2.40	2.36	2.29[e]
Ratio of net expenses
to average net assets	2.23[d]	2.17	2.20	2.20	2.22	2.25[e]
Ratio of net investment (loss)
to average net assets	(.40)[d]	(.84)	(.81)	(.48)	(.11)	(.74)[e]
Portfolio Turnover Rate	57.51[c]	76.95	78.90	110.88	92.67	66.82[c,f]
Net Assets, end of period
($ x 1,000)	11,802	10,632	14,436	14,037	6,556	9,713

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007, the ratios include the fund’s share of The Boston Company
Small Cap Value Portfolio’s (the “Portfolio”) allocated income and expenses.
f For the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2012			Year Ended September 30,
Class I Shares	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	23.29	25.71	23.24	24.88	33.03	30.77
Investment Operations:
Investment income—net[b]	.08	.06	.07	.13	.25	.11
Net realized and unrealized
gain (loss) on investments	6.87	(2.48)	2.47	(1.60)	(4.66)	3.04
Total from Investment Operations	6.95	(2.42)	2.54	(1.47)	(4.41)	3.15
Distributions:
Dividends from
investment income—net	(.04)	(.00)[c]	(.07)	(.17)	—	—
Dividends from net realized
gain on investments	(2.45)	—	—	—	(3.74)	(.89)
Total Distributions	(2.49)	(.00)[c]	(.07)	(.17)	(3.74)	(.89)
Net asset value, end of period	27.75	23.29	25.71	23.24	24.88	33.03
Total Return (%)	31.75[d]	(9.41)	10.94	(5.67)	(14.37)	10.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.34[e]	1.28	1.14	1.20	1.22	1.22[f]
Ratio of net expenses
to average net assets	1.14[e]	1.13	1.11	1.13	1.15	1.19[f]
Ratio of net investment income
to average net assets	.62[e]	.22	.27	.65	.98	.32[f]
Portfolio Turnover Rate	57.51[d]	76.95	78.90	110.88	92.67	66.82[d,g]
Net Assets, end of period
($ x 1,000)	63,061	90,251	88,779	68,758	39,424	15,701

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized
f For the period from October 1, 2006 to July 31, 2007, the ratios include the fund’s share of The Boston Company
Small Cap Value Portfolio’s (the “Portfolio”) allocated income and expenses.
g For the period from October 1, 2006 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”) serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”) and an affiliate of TBCAM, serves as the fund’s Administrator.

Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	125,289,242	1,017,925	—	126,307,167
Mutual Funds/
Exchange
Traded Funds	8,369,702	—	—	8,369,702

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2012, The Bank of New York Mellon earned $5,797 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	3/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,912,000		22,574,929	24,099,520	387,409.3
Dreyfus
Institutional
Cash
Advantage
Fund	39,059,346		30,169,122	62,075,114	7,153,354		5.6
Total	40,971,346		52,744,051	86,174,634	7,540,763		5.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $21,404,631 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2011. If not applied, $5,038,524 of the carryover expires in fiscal 2016, $16,299,657 expires in fiscal 2017 and $66,450 expires in fiscal 2018. Acquired losses as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund can be utilized in subsequent years but will be subject to annual limitations based on certain provisions in the Code.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2011 was as follows: ordinary income $8,901. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2012, was approximately $674,900 with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus and TBCAM have contractually agreed, to assume the expenses of Class A, C and I shares and had agreed to assume the expenses of Class B shares so that such expenses of the fund’s Class A, B, C and I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.39%, 2.24%, 2.22% and 1.16%, respectively, of the value of such class’ daily net assets, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $123,284 during the period ended March 31, 2012.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. During the period ended March 31, 2012, the fund was charged $68,558 pursuant to the administration agreement.

During the period ended March 31, 2012, the Distributor retained $2,342 from commissions earned on sales of the fund’s Class A shares and $105 and $1,071 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2012, Class B and Class C shares were charged $2,103 and $43,936, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2012, Class A, Class B and Class C shares were charged $63,361, $701 and $14,645, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2012, the fund was charged $19,586 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2012, the fund was charged $2,505 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $63.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2012, the fund was charged $14,894 pursuant to the custody agreement.

During the period ended March 31, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $86,679, administration fees $10,835, Rule 12b-1 distribution plan fees $7,718, shareholder services plan fees $13,764, custodian fees $14,216, chief compliance officer fees $1,591 and transfer agency per account fees $6,600, which are offset against an expense reimbursement currently in effect in the amount of $35,863.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2012, amounted to $78,557,354 and $135,495,079, respectively.

At March 31, 2012, accumulated net unrealized appreciation on investments was $12,412,310, consisting of $14,845,265 gross unrealized appreciation and $2,432,955 gross unrealized depreciation.

At March 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 7-8, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which TBCAM provides the fund with investment advisory services, and the fund’s separate Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus and TBCAM representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ and TBCAM’s extensive administrative, accounting, and compliance

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infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of September 30, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for the various periods, except for the 5-year period when the fund’s performance was at the Performance Group median, and below the Performance Universe median for the various periods.The Board noted the portfolio manager’s success in achieving strong relative results for the fund in prior years. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board noted that the fund’s performance was higher than the return of the index in five of the seven calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median, and the fund’s actual total expenses were below the Expense Group median and above the Expense Universe median. Dreyfus representatives noted that Dreyfus and TBCAM have contractually agreed, with respect to each class of the fund, to waive receipt of its fees and/or assume the expenses of the class so that annual direct operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary taxes) do not exceed 1.39% for Class A, 2.24% for Class B, 2.22% for Class C. and 1.16% for Class I of the applicable class’ average daily net assets until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the class.

The Board received a presentation from a fund portfolio manager which described the fund’s less competitive recent results and its impact on the fund’s relative performance results.The portfolio manager also described management’s commitment to the manner in which the fund’s value-oriented investment approach is implemented.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by a Similar Fund and by Similar Accounts, and explained the nature of the Similar Fund and the Similar Accounts.They discussed the differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. Dreyfus’ representatives advised the Board that the investment advisory fee rates for TBCAM-managed separate

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accounts reflected TBCAM’s independent pricing and cost structures. The Board considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s investment advisory fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is dispro-

portionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to TBCAM from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Administration Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It was noted that the profitability percentage for Dreyfus was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

Profitability percentages with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that TBCAM only has served as the fund’s investment adviser since August 1, 2007, during which time TBCAM has waived receipt of a significant portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory and Administration Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by TBCAM and Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

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  The Board concluded that the respective fee paid to TBCAM and Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Investment Advisory and Administration Agreements each was in the best interests of the fund and its shareholders.

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 23, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	May 23, 2012

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)